                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                              --------------------



       Date of report (date of earliest event reported): February 4, 2002
                                                         ----------------


                        Cogent Communications Group, Inc.
                        ---------------------------------
                          (Exact Name of Registrant as
                              Specified in Charter)

                                     1-31227
                                     -------
                              (Commission File No.)

                                   52-2337274
                                   ----------
                                  (IRS Employer
                               Identification No.)

                                    Delaware
                                    --------
                          (State or Other Jurisdiction
                                of Incorporation)


                              1015 31st Street N.W.
                              Washington, DC 20007
                              (Address of Principal
                               Executive Offices)


                                 (202) 295-4200
                                 --------------
                             (Registrant's telephone
                          number, including area code)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         In a press release dated February 4, 2002, Cogent Communications Corporation, Inc. ("Cogent") announced that it had consummated its merger with Allied Riser Communications Corporation ("Allied Riser"). The press release is attached hereto as Exhibit 99.1.

         As described in the press release, Cogent acquired Allied Riser by merging a wholly owned subsidiary of Cogent with and into Allied Riser. As a consequence of the merger, Allied Riser became a wholly owned subsidiary of Cogent. In the merger, stockholders of Allied Riser received approximately
0.0321679 shares of Cogent's common stock for each share of Allied Riser common stock that they owned. As a result of the merger, Allied Riser stockholders own approximately 13.36% of Cogent's outstanding common stock on a fully diluted basis, subject to certain adjustments. The consideration paid by Cogent was determined pursuant to negotiations between Cogent and Allied Riser. The merger is more fully described in the Form S-4 filed by the Company on October 16, 2001, as amended.

         One former officer of Allied Riser is expected to become a director of, and consultant to, Cogent as a result of the merger.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired. Pursuant to Item 7(a)(4) of Form 8-K, the financial statements required by Item 7(a) will be filed on or prior to April 20, 2002.

(b) Pro Forma Financial Information. Pursuant to Items 7(a)(4) and 7(b)(2) of Form 8-K, the financial statements required by Item 7(b) will be filed on or prior to April 20, 2002.

(c)  Exhibits

2.1 Agreement and Plan of Merger, dated as of August 28, 2001, by and among Cogent, Allied Riser and the merger subsidiary (previously filed as Appendix A to our Registration Statement on Form S-4, Commission File No. 333-71684, filed October 16, 2001, and incorporated herein by reference).

2.2 Amendment No. 1 to the Agreement and Plan of Merger, dated as of October 13, 2001, by and among Cogent, Allied Riser and the merger subsidiary (previously filed as Appendix B to our Registration Statement on Form S-4, Commission File No. 333-71684, filed October 16, 2001, and incorporated herein by reference).

99.1 Press Release announcing the consummation of the merger of Cogent and Allied Riser dated January 31, 2002 (attached hereto).


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                           Exhibit Index

  EXHIBIT NO.                            DESCRIPTION
      2.1         Agreement and Plan of Merger, dated as of August 28, 2001, by and among Cogent, Allied Riser and the merger subsidiary
                  (previously filed as Appendix A to our Registration Statement on Form S-4, Commission File No. 333-71684, filed October 16,
                  2001, and incorporated herein by reference)

      2.2 Amendment No. 1 to the Agreement and Plan of Merger, dated as of October 13, 2001, by and among Cogent, Allied Riser and the merger subsidiary (previously filed as Appendix B to our Registration Statement on Form S-4, Commission File
                  No. 333-71684, filed October 16, 2001, and incorporated herein by reference)

      99.1 Press Release announcing the consummation of the merger of Cogent and Allied Riser dated January 31, 2002 (attached hereto).



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         COGENT COMMUNICATIONS GROUP, INC.


Date:    February 4, 2002                   By:
                                                --------------------------------
                                                Name:  David Schaeffer
                                                Title:   Chief Executive Officer